ADVANCED SERIES TRUST

Supplement dated October 1, 2012 to the
Prospectus and Statement of Additional Information, each dated April 30, 2012, and previously supplemented on August 20, 2012

This supplement sets forth changes to the Prospectus (the Prospectus) and the Statement of Additional Information (SAI), each dated April 30, 2012 and previously supplemented on August 20, 2012, of Advanced Series Trust (the Trust). The following should be read in conjunction with the Prospectus and SAI and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and SAI.
The Prospectus and SAI are amended as follows:

I.     Sub-Subadviser Addition for AST J.P. Morgan Global Thematic Portfolio (formerly, AST Horizon Growth Asset Allocation Portfolio)
Based on the recommendation of Prudential Investments LLC (PI) and AST Investment Services, Inc. (collectively, the Manager), the Board of Trustees of the Trust (the Board) recently approved the addition of Security Capital Research & Management Incorporated (Security Capital) as a sub-subadviser for the AST J.P. Morgan Global Thematic Portfolio (the Global Thematic Portfolio). The addition of Security Capital as a sub-subadviser is expected to occur on or about October 31, 2012.The Global Thematic Portfolio’s current subadviser, J.P. Morgan Investment Management Inc. (J.P. Morgan), will continue as a subadviser for the Global Thematic Portfolio. Pursuant to the sub-subadvisory agreement between J.P. Morgan and Security Capital, J.P. Morgan is permitted to allocate assets of the Global Thematic Portfolio to Security Capital. J.P. Morgan expects to allocate to Security Capital the assets that are to be invested in real estate investment trusts (REITs). Under normal market conditions, the Global Thematic Portfolio expects to invest approximately 0.50% to 8.50% in REITs. To reflect the changes described above, the following will be incorporated into the Trust’s prospectus as follows:

1. In the Prospectus, under the heading “Summary: AST J.P. Morgan Global Thematic Portfolio,” the following is added to the chart:

Subadviser	Portfolio Managers	Title	Service Date
Security Capital Research & Management Incorporated	Anthony R. Manno, Jr.	Chief Executive Officer & President	October 2012
	Kenneth D. Statz	Managing Director	October 2012
	Kevin W. Bedell	Managing Director	October 2012

2. In the Prospectus, at the end of the section entitled “How the Fund is Managed – Investment Subadvisers,” the following is added in order to reflect the changes described above:

J.P. Morgan Investment Management Inc. (J.P. Morgan) & Security Capital Research & Management Incorporated (Security Capital) are indirect wholly-owned subsidiaries of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2011, J.P. Morgan and its affiliated companies had approximately $1.3 trillion in assets under management worldwide. J.P. Morgan's address is 270 Park Avenue, New York, New York 10017.Formed in 1995, Security Capital is a boutique investment management company with an exclusive focus on investments in real estate securities Security Capital provides investment services to registered investment companies and other advisory clients. As of July 31, 2012, Security Capital had $5.1 billion in assets under management. Security Capital is located at 10 South Dearborn Street, Chicago, Illinois 60603.

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3. In the Prospectus, at the end of the section entitled “How the Fund is Managed – Portfolio Managers – AST J.P. Morgan Global Thematic Portfolio,” the following as added in order to reflect the changes described above:

Security Capital. Anthony R. Manno, Jr., Kenneth D. Statz and Kevin W. Bedell serve as portfolio managers for the portion of the Portfolio advised by Security Capital.

Anthony R. Manno, Jr. is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth LLC. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Manno began his career in real estate finance at The First National Bank of Chicago and has 38 years of experience in the real estate investment business. He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics. Mr. Manno is a Certified Public Accountant and was awarded an Elijah Watt Sells Award and is a recipient of the President's Call to Service Award, December 2008.

Kenneth D. Statz is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Previously, he was a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management. Mr. Statz has 30 years of experience in the real estate securities industry and received an MBA and a BBA in Finance from the University of Wisconsin.

Kevin W. Bedell is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion. Mr. Bedell has 29 years of experience in the real estate securities industry and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.

4. In Part I of the SAI, in the section entitled “Management and Advisory Arrangements – Subadviser(s),” the table of subadvisory fee rates is amended by adding reference to Security Capital after the reference to J.P. Morgan in order to reflect the changes described above.

5. In Part I of the SAI, in the section entitled “Management and Advisory Arrangements – Subadviser(s),” the following footnote is added to the end of the footnotes to the table of subadvisory fees paid by PI:

***Security Capital. serves as Sub-Subadviser pursuant to a sub-subadvisory agreement. Security Capital, an affiliate of J.P. Morgan, provides investment advisory services with respect to investments in real estate investment trusts. The fee for Security Capital’s services is paid by J.P. Morgan, not the Portfolio or the Manager.

6. In Part I of the SAI, in the section entitled “Management & Advisory Arrangements – Additional Information About the Portfolio Managers – Other Accounts and Ownership of Fund Securities,” the tables are amended by adding references to Security Capital as follows:

AST J.P. Morgan Global Thematic Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies/Total Assets ($billions)	Other Pooled Investment Vehicles/Total Assets	Other Accounts/Total Assets ($billions)	Ownership of Fund Securities
Security Capital	Anthony R. Manno, Jr.	7/$2.2	1/$0.7	325/$2.1 5/$0.2*	None
	Kenneth D. Statz	7/$2.2	1/$0.7	322/$2.1 5/$0.2*	None
	Kevin W. Bedell	7/$2.2	1 /$0.7	328/$2.1 5/$0.2*	None

*- Indicates performance fee accounts and total assets

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7. The section of Part I of the SAI entitled “Management & Advisory Arrangements – Additional Information About the Portfolio Managers — Compensation and Conflicts of Interest” ” is amended by adding references to Security Capital as follows:

Compensation. JPMorgan Investment Management Inc. (“JPMIM”) pays Security Capital a fee based on the assets under management of the AST J.P. Morgan Global Thematic Portfolio as set forth in an investment sub-advisory agreement between Security Capital and JPMIM. Security Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the AST J.P. Morgan Global Thematic Portfolio. The following information relates to the period ended June 30, 2012.
The principal form of compensation of Security Capital's professionals is a base salary and annual bonus. Base salaries are fixed for each portfolio manager. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional's manager and the professional agree upon at the commencement of the year. The annual bonus is paid partially in cash and partially in either: (i) restricted stock of Security Capital's parent company, JPMorgan Chase & Co., which vests after a three-year period (50% each after the second and third years); or (ii) in self-directed parent company mutual funds, which vest over a three-year period (100% after the third year). The annual bonus is a function of Security Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional's role within the firm and the investment performance of all accounts managed by the portfolio manager. None of the portfolio managers' compensation is based on the performance of, or the value of assets held in, the AST J.P. Morgan Global Thematic Portfolio.

Conflicts of Interest. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the AST J.P. Morgan Global Thematic Portfolio investments, on the one hand, and the investments of the other accounts, on the other. The other accounts managed by Security Capital's portfolio managers include other registered mutual funds and separately managed accounts. The other accounts might have similar investment objectives as the AST J.P. Morgan Global Thematic Portfolio or hold, purchase or sell securities that are eligible to be held, purchased or sold by the AST J.P. Morgan Global Thematic Portfolio. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, Security Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Security Capital believes that it has designed policies and procedures to manage those conflicts in an appropriate way.
A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the AST J.P. Morgan Global Thematic Portfolio. Because of their positions with the AST J.P. Morgan Global Thematic Portfolio, the portfolio managers know the size, timing and possible market impact of AST J.P. Morgan Global Thematic Portfolio trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the AST J.P. Morgan Global Thematic Portfolio. However, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
A potential conflict of interest may arise as a result of the portfolio managers' management of the AST J.P. Morgan Global Thematic Portfolio and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the AST J.P. Morgan Global Thematic Portfolio. This conflict of interest may be exacerbated to the extent that Security Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the AST J.P. Morgan Global Thematic Portfolio. Notwithstanding this theoretical conflict of interest, it is Security Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the AST J.P. Morgan Global Thematic Portfolio, such securities might not be suitable for the AST J.P. Morgan Global Thematic Portfolio given its investment objectives and related restrictions.

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8. In the SAI, the section entitled “Appendix II: Proxy Voting Policies of the Subadvisers” is amended by adding references to Security Capital as follows:

Security Capital Research & Management Incorporated (Security Capital)

Security Capital Research & Management Incorporated (“SC-R&M”) has adopted proxy voting procedures (“Procedures”) that incorporate detailed guidelines (“Guidelines”) for voting proxies in the best interests of clients.  Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines.  To assist SC-R&M’s investment personnel with proxy voting proposals, independent proxy voting services are retained.  For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the independent proxy voting service recommendation is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast.
To oversee and monitor the proxy-voting process, the SC-R&M has established a proxy committee and appointed a proxy administrator.  The proxy committee is composed of the Proxy Administrator, senior business officers of SC-R&M and the Legal, Compliance and Risk Management and Control departments. The proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.

II.     Revised Prospectus Disclosure for AST New Discovery Asset Allocation Portfolio

1. In the Prospectus, under the heading “Summary: AST New Discovery Asset Allocation Portfolio – Investments, Risks and Performance,” the first paragraph is hereby deleted in its entirety and replaced with the following:

Principal Investment Strategies. The investment objective of the Portfolio will be to seek total return. Total return is comprised of capital appreciation and income. Under normal circumstances, approximately 70% of the Portfolio’s assets will be allocated to a combination of domestic and international equity strategies and approximately 30% of the Portfolio’s assets will be allocated to certain domestic and international fixed-income strategies and a liquidity strategy.

2. In the Prospectus, under the heading “AST New Discovery Asset Allocation Portfolio – Principal Investment Policies,” the subsection “Anticipated Asset Allocation Ranges for the Portfolio” is hereby deleted in its entirety and replaced with the following:

Anticipated Asset Allocation Ranges for the Portfolio. As set forth above, the Portfolio may gain exposure to the domestic and international equity and fixed-income asset classes through allocations to the above-referenced asset managers for investments in securities and through investments in the Prudential Core Fund. The Portfolio also may gain exposure to the relevant asset classes through the use of derivatives, ETFs, and other financial instruments. The Portfolio’s approximate minimum, neutral, and maximum exposures to the asset managers in the relevant investment strategies under normal circumstances are set forth below.

Managers (or Strategies)	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
Domestic Equity Managers (or Strategies)	45%	50%	55%
International Equity Managers (or Strategies)	15%	20%	25%
Total Equities Managers (or Strategies )	62.5%*	70%	77.5%**
Fixed-Income
Core and Core Plus Fixed-Income Managers (or Strategies)	20%	28%	35%
Cash/Money Market Managers (or Strategies)	0%	2%	10%
Total Fixed-Income Managers (or Strategies )	22.5%***	30%	37.5%****

*Notwithstanding the approximate individual minimum exposures for the Domestic Equity (i.e., 45%) and International Equity (i.e., 15%) strategies, the minimum combined exposure to equity managers or strategies is 62.5% of the Portfolio's net assets.

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**Notwithstanding the approximate individual maximum exposures for the Domestic Equity (i.e., 55%) and International Equity (i.e., 25%) strategies, the maximum combined exposure to equity managers or strategies is 77.5% of the Portfolio's net assets.

***Notwithstanding the approximate individual minimum exposures for the Core and Core Plus Fixed-Income (i.e., 20%) and Cash/Money Market (i.e., 0%) strategies the minimum combined exposure to fixed-income managers or strategies is 22.5% of the Portfolio's net assets. Fixed-income strategies include both domestic and international investments.

****Notwithstanding the approximate individual maximum exposures for the Core and Core Plus Fixed-Income (i.e., 35%) and Cash/Money Market (i.e., 10%) strategies, the maximum combined exposure to fixed-income managers or strategies is 37.5% of the Portfolio's net assets.

III.     Amended SAI Disclosure Regarding Investment Risks and Considerations

In Part II of the SAI, the section entitled "Investment Risks and Considerations" is amended by adding the following new discussion:

RECENT EVENTS IN EUROPEAN COUNTRIES. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the Portfolios invest in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolios' investments.

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